UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):	December 12, 2007

Hecla Mining Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8491	77-0664171
(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408
(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 12, 2007, Hecla Mining Company (“Hecla”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. The Underwriting Agreement relates to the issuance and sale by Hecla of 1,750,000 shares (the “Shares”) of its 6.5% mandatory convertible preferred stock, par value $.25 per share (“Convertible Preferred Stock”), plus an option exercisable by the underwriters for an additional 262,500 shares of Convertible Preferred Stock to cover over-allotments, if any. The price per Share to the underwriters is $97.00 per Share, and the underwriters will initially offer the Shares to the public at $100.00 per Share. The offering of the Shares was made under Hecla’s shelf registration statement on Form S-3ASR (Reg. No. 333-145919) (the “Registration Statement”), including a prospectus dated September 7, 2007, as supplemented by prospectus supplement filed with the Securities and Exchange Commission on December 12, 2007. The Shares are expected to be delivered to the underwriters on December 18, 2007. The Underwriting Agreement contains customary representations and warranties and covenants by Hecla, conditions to closing and indemnification provisions. This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

Item 8.01	Other Events

On Wednesday, December 12, 2007, Hecla announced the pricing of the underwritten public offering of the Shares pursuant to the Registration Statement. A copy of the press release making the announcement is filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated December 12, 2007, between Hecla Mining Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters identified therein.

3.1	Form of Certificate of Designations to be dated on or about December 14, 2007.

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4.1	Form of 6.5% Mandatory Convertible Preferred Stock Certificate.

5.1	Opinion of Bell, Boyd & Lloyd LLP.

23.1	Consent of Bell, Boyd & Lloyd LLP (included in Exhibit 5.1).

99.1	Press Release dated December 12, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ Philip C. Wolf
Name:	Philip C. Wolf
Title:	Senior Vice President – General Counsel

Dated: December 14, 2007

Exhibit Index

1.1	Underwriting Agreement, dated December 12, 2007, between Hecla Mining Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., as representatives of the underwriters identified therein.

3.1	Form of Certificate of Designations to be dated December 14, 2007.

4.1	Form of 6.5% Mandatory Convertible Preferred Stock Certificate.

5.1	Opinion of Bell, Boyd & Lloyd LLP.

23.1	Consent of Bell, Boyd & Lloyd LLP (included in Exhibit 5.1).

99.1	Press Release dated December 12, 2007.